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                                                                    Exhibit 10.1


                 CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS


As independent chartered accountants, we hereby consent to the incorporation of our report included in this Form 20-F, into the Company's previously filed Registration Statements on File No.33-33906, File No. 333-4302, File No. 333-5368 and File No. 333-6378 on Form S-8.




London, England                              Arthur Andersen
June ___, 2001